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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 3, 2003
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  001-16197                      22-3537895
           (Commission File Number)    (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)

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Item 12. Results of Operations and Financial Condition.

On November 3, 2003, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its third quarter of 2003, which ended September 30, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In addition to the financial results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains an efficiency ratio, which is a non-GAAP disclosure. The Corporation believes the efficiency ratio effectively measures a company's ability to control its expenses in relation to increases and decreases in income components. The Corporation calculates the efficiency ratio by dividing total other expense by the total of net interest income and total other income excluding security gains and losses. The formula used is a common formula for banks, which allows for comparison to other banks. The formula may not be the same as that used by other companies.

The information disclosed under this Item 12, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: November 6, 2003                By: /s/ Arthur F. Birmingham
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                                         Arthur F. Birmingham
                                         Executive Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

          Exhibit No.           Title
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             99.1               Press Release dated November 3, 2003.


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